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                                                                      EXHIBIT 99

            Certification Pursuant to Section 1350 of Chapter 63 of
                       Title 18 of the United States Code

             I, Clyde Harrison, the chief executive officer of Rogers International Raw Materials Fund L.P. certify that (i) the Form 10Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of Rogers International Raw Materials Fund L.P.

                                   /s/ Clyde Harrison
                                   ------------------
                                 Chief Executive Officer
                                      April 29, 2003


            Certification Pursuant to Section 1350 of Chapter 63 of
                       Title 18 of the United States Code


             I, Richard Chambers, the chief financial officer of Rogers International Raw Materials Fund L.P. certify that (i) the Form 10Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of Rogers International Raw Materials Fund L.P.

                                   /s/ Richard Chambers
                                   --------------------
                                 Chief Financial Officer
                                      April 29, 2003